NEW AIRLINE, INC.
                12,000,000 SHARES - COMMON STOCK

                     SUBSCRIPTION AGREEMENT


Ladies and Gentlemen:

     The following information is furnished in connection with the undersigned's subscription for shares of Common Stock (the "Common Stock") of NEW AIRLINE, INC., a Delaware corporation (the "Company"), and for you to determine whether I am qualified to purchase the shares of Common Stock pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and comparable provisions of applicable state securities laws. I, the undersigned, understand that you will rely upon the following information for purposes of such determination, and that the shares of Common Stock will not be registered under the Securities Act in reliance upon the exemption from registration provided by Sections 3(b) and 4(2) of the Securities Act, Regulation D thereunder, and comparable provisions of applicable state securities laws.

     ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT WILL BE TREATED CONFIDENTIALLY. However, it is agreed that you may present this document to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the shares of Common Stock is exempt from registration under the Securities Act or meets the requirements of applicable state securities laws. I understand that a false statement by me will constitute a violation of my representations and warranties under this Subscription Agreement and may also constitute a violation of law, for which a claim for damages may be made against me. My investment in the shares of Common Stock will not be accepted until the Company determines that I satisfy all of the suitability standards set forth in the Private Offering Memorandum (the "Memorandum"). See "WHO MAY INVEST."

     I, the undersigned Subscriber, hereby supply you with the following information and representations:

     1.   FULL NAME:  RIO HOTEL & CASINO, INC. OR ASSIGNS

     2.   BUSINESS ADDRESS (NO P.O. BOXES) AND TELEPHONE NUMBER:

               3700 West Flamingo Road
               Las Vegas, Nevada 89103
               Attention:  James A. Barrett, Jr.
               Telephone (702) 252-7777

     3.   BUSINESS ADDRESS AND TELEPHONE NUMBER:



     4.   STATE IN WHICH THE UNDERSIGNED MAINTAINS PRINCIPAL
RESIDENCE:

               N/A

     5.  STATE IN WHICH THE UNDERSIGNED IS REGISTERED
TO VOTE:

               N/A

     6.  IF THIS INVESTMENT IS TO BE MADE BY AN ENTITY (I.E.
PARTNERSHIP, CORPORATION, TRUST, PENSION PLAN, PROFIT-SHARING
PLAN), THE UNDERSIGNED FURTHER REPRESENTS TO YOU AS FOLLOWS:

         (A)  NAME AND ADDRESS OF ENTITY MAKING PURCHASE
(USE FULL LEGAL NAME):

               See 1

         (B)  NAME AND ADDRESS OF PERSON REPRESENTING
INVESTMENT DECISION FOR ABOVE ENTITY:

               James A. Barrett, Jr.

         (C)  POSITION OR TITLE OF PERSON MAKING INVESTMENT
DECISION FOR ABOVE ENTITY:

               President

     7.  BASED ON THE DEFINITION OF AN "ACCREDITED INVESTOR"
WHICH APPEARS BELOW, I CERTIFY THAT I AM AN ACCREDITED INVESTOR
(INITIAL "YES" OR "NO").

     Yes   X   No
         -----    -----

     Investors indicating a "Yes" answer, please complete both
Questions 7A AND 7B.

Investors indicating a "No" answer, please proceed to Question
7B.

      7A. I CERTIFY THAT I AM AN ACCREDITED INVESTOR
 BECAUSE I FALL WITHIN ONE OF THE FOLLOWING CATEGORIES:

       (PLEASE INITIAL NEXT TO THE APPROPRIATE CATEGORY)

            (A) ____ $1,000,000 NET WORTH NATURAL PERSON. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

            (B)  ____   $200,000 INCOME NATURAL  PERSON.  A
      natural person who had "Individual Income" in  excess
      of  $200,000 in each of the two most recent years  or
      joint  income with that person's spouse in excess  of
      $300,000  in each of those years and has a reasonable
      expectation of reaching the same income level in  the
      current  year. (See definition of "Individual Income"
      under   the   caption  "WHO  MAY   INVEST"   in   the
      Memorandum.)

            (C)  X    PARTNERSHIP, CORPORATE OR OTHER ENTITY
      INVESTORS.    The   investor   is   a    partnership,
      corporation or unincorporated association and all  of
      the   equity   owners  of  that  entity  qualify   as
      Accredited Investors under subparagraph (a) or (b) above. Investors that check this subparagraph (c) must furnish a separate copy of this Subscription Agreement for each equity owner with items 1 through 7B completed and executed on the Signature Page by each such equity owner.

            (D)   ___  REVOCABLE  OR  GRANTOR  TRUST.   The
      Investor  is  a revocable or grantor trust  and  each
      Person  with the power to revoke the trust  qualified
      as  an  Accredited Investor under (a) or  (b)  above.
      Investors  that  check  this  subparagraph  (d)  must
      furnish   a   separate  copy  of  this   Subscription
      Agreement for each Person with the power to revoke the trust with items l through 7B completed and executed on the Signature Page by each such Person.

            (E) ____ INVESTMENT DECISION BY PLAN FIDUCIARY.
       The  Investor is an employee benefit Plan within the
       meaning of Title I of the Employee Retirement Income
       Security Act of 1974, and the investment decision is
       made  by  a  Plan fiduciary, as defined  in  Section
       3(21) of such Act which is a bank, savings and  loan
       association,   insurance   company   or   registered
       investment advisor.

            (F) ____ SELF-DIRECTED PLAN-INVESTMENT DECISION
       SOLELY  BY ACCREDITED INVESTOR. The Investor  is  an
       employee benefit Plan within the meaning of Title  I
       of  the  Employee Retirement Income Security Act  of
       1974,    the   Plan   provides   for   self-directed
       investments by the Plan Participant(s) AND the purchase of the shares of Common Stock is made pursuant to an exercise by a Plan

      Participant, who is an Accredited Investor under subparagraph (a) or (b) above, of such power to direct the investments of his or her interest in the Plan. This Subscription Agreement must be completed and executed by such Plan Participant.

           (G) _____OTHER ACCREDITED INVESTOR--PLEASE
           DESCRIBE:




      7B. (ALL INVESTORS COMPLETE) I FURTHER REPRESENT TO YOU
      AS FOLLOWS:

           (A) EMPLOYER AND POSITION OF PERSON MAKING
           INVESTMENT DECISION:





           (B) PRIOR EMPLOYMENT (5 YEARS) OF PERSON MAKING
      INVESTMENT DECISION:

             Employer  (1) ______________________________

                       (2) ______________________________

             Nature of (1) ______________________________
             Duties
                       (2) ______________________________

             Dates of Employment (1)___________ (2) __________

          (C)  PRIOR INVESTMENTS OF PURCHASER

                      AMOUNT (Cumulative):
-----------------------------------------------------------------
REAL ESTATE     Up to            $250,000 to     Over $500,000
None _____      $250,000 _____   $500,000 _____  _____

STOCKS          Up to            $250,000 to     Over $500,000
None _____      $250,000 _____   $500,000 _____  _____

BONDS           Up to            $250,000 to     Over $500,000
None _____      $250,000 _____   $500,000 _____  _____

OTHER           Up to            $250,000 to     Over $500,000
None _____      $250,000 _____   $500,000 _____  _____


          (D)  MY "INDIVIDUAL INCOME" FROM ALL SOURCES IS AT
LEAST:

1994 (ACTUAL)    ____$150,000  ____$200,000  ____$300,000   ____$400,000


1995 (ACTUAL)    ____$150,000  ____$200,000  ____$300,000   ____$400,000

1996 (ACTUAL)    ____$150,000  ____$200,000  ____$300,000   ____$400,000

1997 (ESTIMATED) ____$150,000  ____$200,000  ____$300,000   ____$400,000



          (E)  MY JOINT INCOME WITH MY SPOUSE IS AT LEAST:

1994 (ACTUAL)    ____$150,000  ____$300,000  ____$400,000   ____$500,000


1995 (ACTUAL)    ____$150,000  ____$300,000  ____$400,000   ____$500,000

1996 (ACTUAL)    ____$150,000  ____$300,000  ____$400,000   ____$500,000

1997 (ESTIMATED) ____$150,000  ____$300,000  ____$400,000   ____$500,000

     (F)  MY  PERSONAL NET WORTH, EITHER INDIVIDUALLY OR WITH  MY
SPOUSE, IS IN EXCESS OF:


_____  $250,000, exclusive of home, home furnishings and automobiles

_____  $500,000, exclusive of home, home furnishings and automobiles

_____  $750,000, exclusive of home, home furnishings and automobiles

_____  $1,000,000, including all personal assets and liabilities

_____  $2,500,000, including all personal assets and liabilities

_____  $5,000,000, including all personal assets and liabilities

     (G)   I  REPRESENT THAT I EITHER: (PLEASE CHECK  APPROPRIATE
CATEGORY)

_____ Have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investment and am not relying upon a Purchaser Representative and do not need one; or

_____ Have obtained the services of a Purchaser Representative as defined in Regulation D ("Purchaser Representative"), in connection herewith whose name is:
       ____________________________________________________________

(The Purchaser Representative submits for your files a copy of the attached Purchaser Representative Questionnaire.) The undersigned and the above-named Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risk of the investment in the shares of Common Stock.

     (H) PLEASE DESCRIBE YOUR EDUCATIONAL BACKGROUND:
________________________________________________________________
________________________________________________________________
________________________________________________________________

     (I)  PLEASE  INDICATE YOUR PRINCIPAL SOURCES OF  INVESTMENT
KNOWLEDGE OR ADVISE (CHECK ALL THAT APPLY):

_____ First hand investment experience (____years)
_____ First hand business experience
_____ Employment experience
_____ Education
_____ Financial, trade or industry publications
_____ Investment professionals (brokers, investment advisors, bankers)
_____ Other professionals (attorney or accountant)

8. REPRESENTATIONS AND WARRANTIES. I, the undersigned,represent and warrant as follows:

      (a)  I have received and have carefully reviewed
the   Memorandum  and  have  relied  solely   on   the
information   contained   therein,   and   information
otherwise provided to me in writing by the Company.  I
understand  that  all  documents,  records  and  books
pertaining to this investment have been made available
by  the  Company for inspection by me or my  attorney,
accountant and Purchaser Representative. I am familiar
with   the  Company's  business  objectives  and   the
financial arrangements in connection therewith  and  I
believe  that  the  shares  of  Common  Stock   I   am
purchasing are the kind of securities that I  wish  to
hold for investment and that the nature and amount  of
the  shares  of  Common Stock are consistent  with  my
investment  program. I and my advisor(s)  have  had  a
reasonable opportunity to ask questions of and receive
answers  from  the officers of the Company  concerning
the  Company  and the shares of Common Stock  and  all
such   questions  have  been  answered  to   my   full
satisfaction. I, or my representatives, have made such investigation of the facts and circumstances set forth in the Memorandum in connection with the purchase of the shares of Common Stock as I have deemed necessary.
No representations have been made or information furnished to me or my advisor(s) relating to the Company or the shares of Common Stock which were in any way inconsistent with the Memorandum.

     (b) Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement to purchase the number of shares of Common Stock indicated in Paragraph 12 below. I am aware that the subscription made herein is irrevocable, but that the Company has the unconditional right to accept or reject this subscription in whole or in part, and that the sale of the shares of Common Stock pursuant thereto is subject to the approval of certain legal matters by counsel and to other conditions. If my subscription is not accepted for any reason whatsoever or, if the offering made through the Memorandum is terminated, my money will be returned in full, without interest, and the Company will be relieved of any responsibility or liability which might be deemed to arise out of my offer to subscribe for any shares of Common Stock.

       (c)   I   and,  if  applicable,  my   Purchaser
Representative have carefully reviewed the  Memorandum
and all other documents or information furnished to me
by  the Company. I have, either alone or together with
my  Purchaser  Representative(s), such  knowledge  and
experience in business and financial matters  as  will
enable  me  to  evaluate the merits and risks  of  the
prospective   investment  and  to  make  an   informed
investment decision. I am also aware that no state or federal agency has reviewed or endorsed the Memorandum or the shares of Common Stock, that the Company has no prior financial or operating history, that the shares of Common Stock involve a high degree of economic risk, and that there is, and will be, no public market for the shares of Common Stock.

      (d)  I have been advised and am fully aware that
investing   in  the  Company  is  a  speculative   and
uncertain undertaking the advantages and benefits of which are generally limited to a certain class of investors and that shares of Common Stock may be sold only to persons who understand the nature of the proposed operations of the Company and for whom the investment is suitable. I represent that I meet such suitability requirements.

     (e) I meet the requirements of a purchaser as set forth in the Memorandum under the caption "Who May
Invest."

     (f) I have relied on my own tax and legal adviser and my own investment counselor with respect to the income tax and investment considerations of ownership of the shares of Common Stock described in the Memorandum.

      (g) I certify that either (i) I have a current net worth (either individually or jointly with my spouse) of at least $500,000, exclusive of home, home furnishings and automobiles, and reasonably anticipate that I will have an individual income of at least
$150,000 in the year in which I subscribe for the shares of Common Stock (without including any income of my spouse unless my spouse is a co-investor) or
(ii) I have a current net worth, either individually or jointly with my spouse, of at least $750,000, exclusive of home, home furnishings and automobiles.

      (h)  I  understand  that  the  Company  has  not
registered   the  shares  of  Common  Stock   or   any
securities into which the shares of Common  Stock  may
be  convertible under the Securities Act of  1933,  as
amended  (the  "Securities Act"),  or  the  applicable
securities  laws of any sate in reliance on exemptions
from  registration.  I  further understand  that  such
exemptions  depend upon my investment  intent  at  the
time I acquire the shares of Common Stock. I therefore
represent and warrant that I am purchasing the  shares
of  Common Stock for my own account for investment and
not with a view to distribution, assignment, resale or
other  transfer of the shares of Common Stock.  Except
as  specifically stated herein, no other person has  a
direct or indirect beneficial interest in my shares of
Common  Stock. Because the shares of Common Stock  are
not  registered,  I am aware that  I  must  hold  them
indefinitely  unless  they are  registered  under  the
Securities  Act  and any applicable  state  securities
laws   or   I   must  obtain  exemptions   from   such
registration. I acknowledge that the Company is under no duty to register the shares of Common Stock or comply with any exemption in connection with my sale, transfer or other disposition under applicable rules and regulations. I understand that in the event I desire to sell, assign, transfer, hypothecate or in any way alienate or encumber my shares of Common Stock in the future, except as specifically authorized by the Company, the Company can require that I provide, at my own expense, an opinion of counsel satisfactory to the Company to the effect that such action will not result in a violation of applicable federal or state securities laws and regulations or other applicable federal or state laws and regulations.

      (i) The solicitation of an offer to purchase the shares of Common Stock was directly communicated to me, and any Purchaser Representative(s) that I may have, through the Memorandum. At no time was I presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer.

      (j) I recognize that investment in the shares of
Common  Stock  involves certain risks and  I,  and  my
Purchaser    Representative(s),   have   taken    full
cognizance of and understand all of the risk factors related to the business objectives of the Company and the purchase of the shares of Common Stock including those risk factors set forth under the caption "RISK
FACTORS" in the Memorandum.

      (k)  All information that I have provided herein
including,  without limitation, information concerning
myself,  my  financial position and  my  knowledge  of
financial  and  business  matters  and  that   of   my
Purchaser Representative, is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of this Subscription, I will immediately provide the Company with such information.

       (l)   If   the  Subscriber  is  a  corporation,
partnership, trust unincorporated association or other entity, it is authorized and otherwise duly qualified to purchase and hold the shares of Common Stock subscribed hereunder; such entity has not been formed for the specific purpose of acquiring shares of Common
Stock. If the Subscriber is a trustee and is acquiring the shares of Common Stock for the trust of which he is a trustee, he has sought the advice of counsel regarding whether the purchase of the shares of Common
Stock is an authorized trust investment and has been advised by counsel that after reviewing the applicable state law and the terms of the trust instrument, such counsel is of the opinion that the undersigned has the authority to purchase the shares of Common Stock for the trust.

      (m) If the Subscriber is an individual, he is 21 years of age, or if the Subscriber is an association, all of its members are of such age.

      9. INDEMNIFICATION. I agree to indemnify and hold harmless the Company, its directors, officers, agents and its other Affiliates from and against all damages, losses, costs and expenses (including reasonable attorney's fees) which they may incur by reason of my failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any untrue statement made herein or any breach of the representations and warranties made herein or in any document that I have provided to the Company.

      10. RESTRICTIVE LEGEND. I hereby acknowledge and consent to the placement of the following restrictive legend on the certificate(s) or other document(s), if any, evidencing the shares of Common Stock:

      THESE  SECURITIES HAVE NOT BEEN REGISTERED UNDER  THE
      SECURITIES  ACT  OF  1933  OR  ANY  APPLICABLE  STATE
      SECURITIES  LAWS,  AND THEY MAY NOT  BE  OFFERED  FOR
      SALE,  SOLD,  TRANSFERRED,  PLEDGED  OR  HYPOTHECATED
      WITHOUT  AN  EFFECTIVE REGISTRATION  STATEMENT  UNDER
      THE  SECURITIES  ACT AND UNDER ANY  APPLICABLE  STATE
      SECURITIES   LAWS,   OR   AN  OPINION   OF   COUNSEL,
      SATISFACTORY  TO THE COMPANY, THAT AN EXEMPTION  FROM
      SUCH REGISTRATION IS AVAILABLE.

      11.     MISCELLANEOUS.

           (a) I agree that I may not cancel, terminate  or
      revoke  this Agreement or any covenant hereunder  and
      that  this  Agreement  shall  survive  my  death   or
      disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

           (b) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Arizona.

           (c)  Within 10 days after receipt of  a  written
      request  from  the Company, I agree to  provide  such
      information   and   to  execute  and   deliver   such
      documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

12.   SUBSCRIPTION.

      (a) I hereby subscribe for shares of Common Stock as follows:

           (i)  Number of shares of Common Stock* (minimum
                of 100,000 shares):               3,000,000


           (ii) Price per Shares:                   X $5.00

           (iii)Total Investment:               $15,000,000

* See file for voting vs. non-voting.

      (b)  I  hereby  agree   that  within seven  days  of  being
        notified that the Company has accepted subscriptions  for
        shares  of  Common  Stock equal to or  greater  than  $50
        million, I will take the following actions:

           (i)   I  will tender funds via wire transfer  to
           the  escrow  account identified in  the  notice.
           Such  funds will be held in escrow and will  not
           be  released  to the Company until  at  least  a
           total   of   $50   million  is   received   from
           subscribers to this Offering.

           (ii) I will deliver to the Company an executed copy of the Shareholder Agreement between the Company and me.

13.  REGISTRATION AND ADDRESS

___________________________________________________________

___________________________________________________________

___________________________________________________________
(Please Print Name(s) in which the shares of Common Stock subscribed are to be registered.)

___________________________________________________________
Social Security or Taxpayer II) Number of each purchaser.

COMMUNICATIONS TO BE SENT TO (CHECK ONE):

Home ________________________   Business __________________

Please check with address you use on your income tax returns:

Home ________________________   Business _________________

_______________________________
* See file for voting US. Non-Voting


FORM OF OWNERSHIP (CHECK ONE)

_____(a)  Individual Ownership
_____(b) Joint tenants with right of survivorship (both or all parties; Signatures required)
_____(c) Community Property (one signature required if held in one name; two if held in both names)
_____(d)  Tenants in Common (all parties; signatures required)
_____(e)  Partnership*
__X__(f)  Corporation*
_____(g)  Limited Liability Company*
_____(h)  Other* (Trust, etc.) (please specify)

*IF  (E),  (F),  (G)  OR (H) ARE CHECKED,  DOCUMENTS  INCLUDING
PARTNERSHIP   OR  CORPORATE  RESOLUTION  OR  TRUST   OR   OTHER
AGREEMENT,  AUTHORIZING THE SUBSCRIBER TO MAKE  THE  INVESTMENT
MUST ACCOMPANY THIS SUBSCRIPTION.

                        NEW AIRLINE, INC.
                     A DELAWARE CORPORATION
                         SIGNATURE PAGE

     The undersigned Subscriber, desiring to purchase shares of Common Stock (the "Common Stock") pursuant to the Private Offering Memorandum (the "Memorandum") of NEW AIRLINE, INC., a Delaware corporation (the "Company"), by executing this Signature Page, hereby agrees to be bound by all terms of this Subscription Agreement, and further, hereby executes, adopts, makes, confirms and agrees to all terms, conditions, representations and warranties of this Subscription Agreement.

      Dated as of 19th day of June, 1998.

/s/ James A. Barrett, Jr., President
------------------------------------------------------------
Signature (If signing on behalf of an entity, state capacity in which you are signing)


Number of Shares of Common Stock

Three Million (See file for voting vs. non-voting)
------------------------------------------------------------
Signature of Co-investor (if any)

Amount paid in upon Subscription

------------------------------------------------------------
Print Name of Subscriber

------------------------------------------------------------
Print Name of Co-investor (if any)


                         ACKNOWLEDGEMENT

STATE OF          )
                  ) ss.
County of         )

      On the 19th day of June, 1998, before my personally appeared JAMES A. BARRETT (and) _____________________________,
known to me to be the individual(s) described therein and acknowledged the foregoing instrument and that (he) (she) (they) executed the same, being authorized to do so in the capacity indicated.

                                   /s/ Kathleen M. Muldoon
                                   ----------------------------
                                   Notary Public

KATHLEEN M. MULDOON
Notary Public - State of Nevada
Clark County
93-0955-1  My Appt. Expires February 10, 2001

                          CERTIFICATION

      Based on information obtained from the Subscriber concerning his investment objectives, his other investments and his financial situation and needs, the undersigned broker-dealer has reasonable grounds to believe that an investment in the shares of Common Stock of the Company is suitable for the Subscriber. Prior to the Subscriber's executing this Subscription Agreement, the undersigned broker-dealer has informed the Subscriber of any compensation the undersigned broker-dealer shall receive on account of the sale of the shares of Common Stock herein and all pertinent facts relating to an investment in the shares of Common Stock, including the risk factors disclosed in the Memorandum. The undersigned believes that the representations and warranties expressed above are true and correct.


                                  Schroder & Co. Inc.



                                  By:___________________________
                                       Authorized Signature


Subscription accepted by the Company:  Dated: _____________


                                  NEW AIRLINE, INC.


                                  ______________________________
                                  Michael J. Conway

                        NEW AIRLINE, INC.
             PURCHASER REPRESENTATIVE QUESTIONNAIRE


Ladies  and  Gentlemen:                         Date:_____, 1998

      The following information is furnished to you so that you
 may    determine    whether    the    undersigned's    client,
 _______________________________________________________________
 ____ (the "Purchaser"), together with the undersigned and other purchaser representatives, if any, have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the shares of Common Stock (the "Common Stock") of New Airline, Inc. (the "Company") as required under Securities and Exchange Commission Regulation D ("Regulation D") and corresponding provisions of applicable state securities laws. I understand that you will rely upon the information contained herein for purposes of such determination, and that the shares of Common Stock will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Sections 3(b) and 4(2) of the Securities Act and Regulation D thereunder and corresponding provisions of applicable state securities laws.

      All information contained herein will be treated confidentially. However, we agree that you may present this Questionnaire to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the shares of Common Stock is exempt from registration under the Securities Act or meets the requirements of applicable state securities laws. I agree to advise you promptly of any material changes in the foregoing information which may occur prior to the termination of the offering.

      I am acting as Purchaser Representative for the Purchaser in connection with the Purchaser's investment in the shares of Common Stock and, in that connection, I furnish you with the following representations and information (Please Print):

      1.   Name:_______________________________________________

      2.   Age:________________________________________________

      3.   Profession (or Business) and Title, if applicable:__
______________________________________________________

      4.   (a) Business Address:_______________________________

           (b) Telephone Number: (   )_________________________

      5. Details of any training or experience in financial, business or tax matters which qualify me to act in the capacity of Purchaser Representative (include current and prior employment, business or professional education, professional licenses now held, SEC or state broker-dealer registrations held, and if applicable, participation in valuation of similar investments in the past):

_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______


      6.   The  undersigned has not, during the past ten  years,
(i) been convicted, indicted or investigated in connection with any past or present criminal proceedings (excluding traffic violations and other minor offenses); or (ii) been the subject of any order, judgment or decree of any court of competent jurisdiction permanently or temporarily enjoining the undersigned from acting as an investment advisor, underwriter, broker or dealer in securities or as an affiliated person, director or employee of an investment company, bank, savings and loan association of insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, or been the subject of any order of a Federal or state authority barring or suspending for more than sixty days the undersigned's right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended.

      7. I have such knowledge and experience in financial, business and tax matters so as to be capable of evaluating, alone or together with the Purchaser, the relative merits and risks of an investment in the shares of Common Stock.

      8. There is no material relationship (within the meaning of Regulation D) between me or my affiliates and the Company or its affiliates which now exists or is mutually understood to be contemplated or which has existed as a result of any such relationship.

      9.    In   advising  the  Purchaser  in  connection   with
Purchaser's prospective investment in the Company, I will be relying in part on the Purchaser's own experience in certain areas.

          Yes _____ No _____

      10. In advising the Purchaser in connection with the Purchaser's prospective investment in the shares of Common
Stock, I will be relying in part on the expertise of an additional Purchaser Representative or Representatives.

          Yes _____No _____

      If  "Yes",  give  the names and address of such  additional
Representative or Representatives

_________________________________________________________________

_________________________________________________________________


     11. I agree to advise you promptly of any material changes in the foregoing information which may occur prior to the termination of the offering.


                           _____________________________________
                           SIGNATURE OF PURCHASER REPRESENTATIVE



                           Date                ,  199___________